                              THE CHINA FUND, INC.

                                 ANNUAL REPORT

                                OCTOBER 31, 2002

                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
                                                                   Key Highlights                      1
                                                                   Asset Allocation                    2
                                                                   Chairman's Statement                3
                                                                   Investment Managers' Statements     4
                                                                   About the Portfolio Managers        8
                                                                   Schedule of Investments             9
                                                                   Financial Statements               14
                                                                   Notes to Financial Statements      18
                                                                   Report of Independent Auditors     23
                                                                   Other Information                  24
                                                                   Dividends and Distributions;       25
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan

THE CHINA FUND, INC.
KEY HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  FUND DATA
------------------------------------------------------------------------------
          NYSE STOCK SYMBOL                              CHN
------------------------------------------------------------------------------
             LISTING DATE                           JULY 10, 1992
------------------------------------------------------------------------------
          SHARES OUTSTANDING                          10,073,173
------------------------------------------------------------------------------
     TOTAL NET ASSETS (10/31/02)                   US$150.3 MILLION
------------------------------------------------------------------------------
      NET ASSET VALUE (10/31/02)                        $14.92
------------------------------------------------------------------------------
       MARKET PRICE (10/31/02)                          $12.61
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 TOTAL RETURN
-------------------------------------------------------------------------------
    PERFORMANCE AS OF
        10/31/02:             NET ASSET VALUE(1)            MARKET PRICE
-------------------------------------------------------------------------------
        12 MONTHS                   14.29%                     18.63%
-------------------------------------------------------------------------------
    3-YEAR CUMULATIVE               19.54%                     29.49%
-------------------------------------------------------------------------------
    3-YEAR ANNUALIZED                6.13%                      9.00%
-------------------------------------------------------------------------------
    5-YEAR CUMULATIVE               -5.20%                      2.16%
-------------------------------------------------------------------------------
    5-YEAR ANNUALIZED               -1.06%                      0.43%
-------------------------------------------------------------------------------
   10-YEAR CUMULATIVE               32.42%                      8.00%
-------------------------------------------------------------------------------
   10-YEAR ANNUALIZED                2.85%                      0.77%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               DIVIDEND HISTORY
-------------------------------------------------------------------------------
       RECORD DATE                  INCOME                  CAPITAL GAINS
-------------------------------------------------------------------------------
        12/31/01                    $0.1321                      --
-------------------------------------------------------------------------------
        12/31/99                    $0.1110                      --
-------------------------------------------------------------------------------
        12/31/98                    $0.0780                      --
-------------------------------------------------------------------------------
        12/31/97                      --                       $0.5003
-------------------------------------------------------------------------------
        12/31/96                    $0.0834                      --
-------------------------------------------------------------------------------
        12/29/95                    $0.0910                      --
-------------------------------------------------------------------------------
        12/30/94                    $0.0093                    $0.6006
-------------------------------------------------------------------------------
        12/31/93                    $0.0853                    $0.8250
-------------------------------------------------------------------------------
        12/31/92                    $0.0434                    $0.0116
-------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  TCL International Holdings, Ltd.                             6.68%
---------------------------------------------------------------------------------
 2.  Taipei Bank                                                  5.46%
---------------------------------------------------------------------------------
 3.  Fountain Set (Holdings), Ltd.                                4.59%
---------------------------------------------------------------------------------
 4.  Sohu.com Inc.                                                3.20%
---------------------------------------------------------------------------------
 5.  Synnex Technologies International, Corp.                     3.11%
---------------------------------------------------------------------------------
 6.  Brilliance China Automotive Holdings, Ltd.                   3.07%
---------------------------------------------------------------------------------
 7.  BYD Co., Ltd.                                                2.99%
---------------------------------------------------------------------------------
 8.  Sinopac Holdings Co.                                         2.72%
---------------------------------------------------------------------------------
 9.  Cheng Shin Rubber Industry Co., Ltd.                         2.57%
---------------------------------------------------------------------------------
10.  Ho Tung Chemical, Corp.                                      2.49%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                        THREE LARGEST DIRECT INVESTMENTS*
---------------------------------------------------------------------------------
 1.  A-S China Plumbing Products, Ltd.                            2.13%
---------------------------------------------------------------------------------
 2.  Captive Finance, Ltd.                                        2.03%
---------------------------------------------------------------------------------
 3.  Kowloon Development Co., Ltd.                                1.97%
---------------------------------------------------------------------------------

* Percentages based on net assets at October 31, 2002.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Shareholders,

I am happy to announce that the net asset value of The China Fund, Inc. grew by 14.3% in the last financial year after taking into consideration the US$0.132 per share distribution paid to shareholders in January 2002. The Fund's share price increased by 18.6% (including the US$0.132 per share distribution) and the Fund's discount to net asset value remained stubbornly high, being 15% at the period's end. This would seem unreasonable given the positive performance of our Fund. In trying to manage the NAV of our Fund, we have successfully reduced our expenses trying to increase shareholder value. This is the new management team's first full year in charge and they have worked hard to communicate our investment strategy and the excellent value represented by our Fund (see the monthly updates on our website www.chinafundinc.com). With the recent opening of China's large, domestic "A" share market to foreign investors, and the likelihood of appreciation of Chinese currency in the longer-term, China should play an increasingly important role in global asset allocation decisions. Uninspiring growth prospects in the U.S., Europe and Japan are a further reason for international investors to increase their investments in China. Given The China Fund, Inc.'s strong track record and low valuation, we hope investors will regard our Fund as the most cost-effective way to participate in China's growth.

The backdrop for private equity investment in China has improved over the last six months. China's announcement of the Qualified Foreign Institutional Investors (QFII) scheme underlines its continuing effort for greater liberalization and deepening of its capital markets. China remains one of the favorite destinations of foreign direct investment funds. The Direct Investment Manager made an investment in Captive Finance, Ltd., a Hong Kong incorporated specialist leasing company. It has also continued its efforts to enhance and realize value from the existing portfolio. Our Fund and other investors in New World Sun City Limited (NWSC) signed an agreement to sell the entire share capital of NWSC to an independent third party allowing for an accelerated exit for the investment.

We thank you for your continuing support and for your interest in our Fund. If you have any questions, comments or would like additional information on our Fund's holdings, we invite you to call (toll free) 1-888-CHN-CALL (245-2255).

Sincerely,

/s/ Alan Tremain
Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS
The net asset value of our fund rose by 14.3% during the financial year. This compares with a 1.9% rise in the MSCI Golden Dragon Index. Despite weak global economic growth, China's GDP continues to grow at an annual rate of above 7%. China's highly competitive export sector continues to win market share, overtaking Japan as the largest exporter to the U.S. In attracting foreign direct investment ("FDI"), China threatens to overtake the U.S. as the world's leading recipient of FDI. Entry into the WTO at the start of the year has enabled China's exporters to access new markets and is spurring FDI by opening new sectors to inward investment. Growth of the domestic economy is being sustained by public infrastructure spending and the beneficial effects of housing reform. In politics, the 16th Communist Party Congress saw the smooth handover of power to a younger generation of leaders, and relations across the Taiwan Straits are the warmest they have been for several years.

Despite the encouraging macro-economic situation, your managers are well aware that this is not yet directly reflected in the universe of listed Chinese stocks, too many of which are weakly-managed state-owned enterprises. We continue to concentrate the portfolio in companies where management owns a meaningful amount of equity. This includes both companies set up by domestic entrepreneurs, so-called "P-shares", as well as Taiwan-listed companies now deriving the bulk of their profits from China. Although performance of our Fund was satisfactory, our strategy suffered a set back both from the Hong Kong Stock Exchange's ill-considered proposal to delist companies with a share price below 50 HK cents (now withdrawn) and a high profile fraud case at a Hong Kong-listed "P-share", Euro Asia. (Our Fund did not own the share, but many sound private-sector companies fell in sympathy). We expect these influences to fade and for stocks to rebound from over-sold levels.

The announcement by the government at the end of the period that qualified foreign institutional investors ("QFIIs") will be able to invest in the large, domestic "A" share market is an important development for portfolio investors in China. The move greatly expands our choice of companies (there are over 1,100 "A" shares) and our Fund aims to make best use of the opportunity. In a reciprocal measure it seems likely, perhaps by the middle of 2003, that qualified domestic investors ("QDIs") will be allowed to invest in Hong Kong-listed companies.

Your managers are bullish on prospects for the Renminbi given the rapid build-up in foreign exchange reserves (now almost US$260 billion) and expect it to be amongst the world's best performing currencies over the next few years. The portfolio is, therefore, biased towards companies benefiting from development of the domestic economy, rather than exporters. We are less sanguine on the prospects for the Hong Kong dollar, and our Fund is underweight in Hong Kong property companies and banks.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS
Since our last report, there have been a number of significant political and corporate developments that had implications for the private equity market in China.

First, a number of recent events are leading private equity investors to reconsider the merits of investing in PRC State Owned Enterprises ("SOEs"). These include corporate governance and transparency issues at some Hong Kong listed private PRC companies and changes in PRC policy towards SOEs. In addition, the call for greater protection of private property rights at the 16(th) Party Congress is encouraging in this regard. We are, therefore, beginning to look selectively at some SOE opportunities but only when a real change of corporate ownership occurs, management is focused on profitability and a clear exit strategy is in place.

Second, in November, the China Securities Regulatory Commission (CSRC) and the People's Bank of China announced provisional measures for the establishment of the Qualified Foreign Institutional Investors (QFII) scheme. Longer term, this should have a positive effect on the liberalization and deepening of China's capital markets which will improve the exit market for private equity investors. In the short term it will have limited effect on the private deal market, as it will take time for foreigners to become comfortable and familiar with the scheme. Until A and B share market valuations move closer together, interest in the scheme will be limited.

Third, the Hong Kong government announced the much anticipated measures to stabilize the Hong Kong real estate market. The key measures include the suspension of public land auctions until the end of 2003 and the indefinite suspension of the Home Ownership Scheme (government subsidized housing) for 2003. We are monitoring the response of the market to these measures.

Fourth, Jiang Zemin successfully orchestrated the first peaceful transfer of power since the communist revolution. This obviously reinforces investor confidence regarding the longer-term political stability and economic development outlook of China.

Overall, these changes will create a more positive environment for private equity investors. As corporate concerns over the form of political transition ease, we expect the deal market to become more active in 2003.

During the last six months, we added one new investment to our Fund's Direct Investments portfolio, Captive Finance, Ltd., a Hong Kong incorporated leasing company that specializes in providing operating leases for technology equipment. It seeks to meet the growing demand for such leasing services in Greater China as well as in other Asian countries.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

We have also continued to work on enhancing and realizing value from the existing portfolio investments. A number of developments are reported below in our description of the Fund's Direct Investment portfolio as of October 31, 2002:

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guangdong Province. The Project involves development of principally residential properties and some commercial and retail space on a 466,666 square meter site near Dongguan. The Fund and all other investors of New World Sun City Limited entered into a Share Transfer Agreement with independent third party buyers on October 26, 2002 to sell the entire share capital of NWSC. This agreement provides an accelerated exit for this investment.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established in 1994 to produce and distribute a complete line of sanitary ware products in China. The company is a subsidiary of American Standard Inc. ("ASI"), a U.S. based international manufacturer of plumbing products, air conditioners, automobile and medical systems products. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China. The company is planning to seek a listing on the second board (Growth Enterprise Market) of the Hong Kong Stock Exchange.

MOULIN INTERNATIONAL HOLDINGS LIMITED ("MOULIN")
Moulin is engaged in the manufacture, distribution and retailing of optical frames. The company is listed on the Hong Kong Stock Exchange. It is one of the largest optical frames manufacturers and distributors in the world. Customers of Moulin are primarily authorized licensees of designer brands, leading distributors and retail chains. In recent years, the company acquired a number of optical frame distributors in Europe in order to increase and strengthen its distribution business.

KOWLOON DEVELOPMENT COMPANY LIMITED ("KDCL")
KDCL engages principally in property development and investment in Hong Kong. The company is listed on the Hong Kong Stock Exchange. Since the takeover by the current major shareholder at the end of 2000, KDCL has been more active in the property market in Hong Kong. More land and rental properties are acquired through private negotiations and public bidding. The company has also taken a more proactive approach to add value to its development projects and investment properties.

CAPTIVE FINANCE LIMITED ("CAPTIVE")
Captive is engaged in provisioning of operating and financial lease services of technology products (PC, servers, telecom equipment, etc.) It has operations in Greater China, South East Asia, Europe and the U.S. Greater

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

China and South East Asia are emerging, but potentially huge, markets for such leasing services. Captive seeks to build a leading position in these countries.

Sincerely,
Chris Ruffle, Listed Investment Manager, Martin Currie Inc.
KOH Kuek Chiang, Direct Investment Manager, Asian Direct Capital Management

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Ruffle joined Martin Currie Inc. in 1994. He is a Chinese and Taiwanese equity specialist with over 13 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Martin Currie Hedge Fund.

DIRECT INVESTMENT MANAGER
Mr. KOH Kuek Chiang is the Executive Director of Asian Direct Capital Management ("ADCM") and is the portfolio manager of the Fund's portfolio of direct investments. Mr. KOH joined ADCM in 1998, and has over ten years of private equity investment experience in the U.S., Europe and Asia working for the Government of Singapore, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunications equipment, biotechnology, media, financial services and basic materials. Mr. KOH graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA -- SHANGHAI "B" SHARES
  CONSUMER STAPLES -- (2.1%)
     Shanghai Friendship Group Co., Inc. ...................   4,143,133            $  3,194,355
                                                                                    ------------
  INDUSTRIALS -- (0.6%)
     Shanghai Matsuoka, Co. ................................     803,550                 900,780
                                                                                    ------------
          TOTAL CHINA -- SHANGHAI "B" SHARES -- (Cost
            $4,762,999)                                                      2.7%      4,095,135
                                                                                    ------------
CHINA -- SHENZHEN "B" SHARES
  INDUSTRIALS -- (1.1%)
     Luthai Textile Co., Ltd. ..............................   2,599,829               1,630,029
                                                                                    ------------
          TOTAL CHINA -- SHENZHEN "B" SHARES -- (Cost
            $2,024,406)                                                      1.1%      1,630,029
                                                                                    ------------
          TOTAL CHINA -- (Cost $6,787,405)                                   3.8%      5,725,164
                                                                                    ------------
HONG KONG
  CONSUMER DISCRETIONARY -- (3.3%)
     Brilliance China Automotive Holdings, Ltd. ............  38,758,000               4,621,531
     Leefung-Asco Printers Holdings, Ltd. ..................   3,602,000                 355,612
                                                                                    ------------
                                                                                       4,977,143
                                                                                    ------------
  CONSUMER STAPLES -- (2.8%)
     Mainland Headwear Holding, Ltd. .......................   5,000,000               1,506,536
     Sino Golf Holdings, Ltd. ..............................   8,904,000                 993,221
     Tack Fat Group International, Ltd. ....................  30,296,000               1,747,992
                                                                                    ------------
                                                                                       4,247,749
                                                                                    ------------
  HEALTH CARE -- (2.6%)
     Essex Bio-Technology, Ltd.* ...........................  25,418,166                 365,009
     Golden Meditech Co., Ltd.*.............................   2,340,000                 297,025
     LifeTec Group, Ltd.*+..................................  79,708,000               1,573,853
     Natural Beauty Bio-Technology, Ltd. ...................  19,720,000               1,643,470
                                                                                    ------------
                                                                                       3,879,357
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  INDUSTRIALS -- (1.5%)
     Chen Hsong Holding, Ltd. ..............................   6,630,000            $  1,245,354
     Wanyou Fire Safety Technology Holdings, Ltd.*..........  24,715,000                 998,189
                                                                                    ------------
                                                                                       2,243,543
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (9.6%)
     Arcontech, Corp. ......................................  18,386,000                 565,770
     Jackin International, Ltd.*............................  16,192,000                 377,845
     TCL International Holdings, Ltd. ......................  37,318,000              10,047,991
     Technology Venture Holdings, Ltd.*.....................   6,528,000                 178,280
     TPV Technology, Ltd. ..................................   9,968,000               3,290,992
                                                                                    ------------
                                                                                      14,460,878
                                                                                    ------------
  MATERIALS -- (6.0%)
     China Rare Earth Holdings, Ltd. .......................  20,284,000               2,080,583
     Fountain Set (Holdings), Ltd. .........................  14,750,000               6,902,819
                                                                                    ------------
                                                                                       8,983,402
                                                                                    ------------
  TELECOMMUNICATIONS -- (0.9%)
     Asia Satellite Telecommunications Holdings, Ltd. ......   1,129,000               1,331,752
                                                                                    ------------
  UTILITIES -- (2.4%)
     Geomaxima Holdings, Ltd.*..............................  17,080,000                 711,726
     Wah Sang Gas Holdings, Ltd.*...........................  27,778,000               2,956,110
                                                                                    ------------
                                                                                       3,667,836
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $45,314,164)                             29.1%     43,791,660
                                                                                    ------------
HONG KONG -- "H" SHARES
  CEMENT -- (1.4%)
     Anhui Conch Cement Co., Ltd. ..........................   7,576,000               2,088,431
                                                                                    ------------
  ENERGY -- (3.1%)
     PetroChina Co., Ltd. ..................................   5,000,000                 948,371
     Yanzhou Coal Mining Co. ...............................  10,286,000               3,692,718
                                                                                    ------------
                                                                                       4,641,089
                                                                                    ------------
  INDUSTRIALS -- (3.0%)
     BYD Co., Ltd.* ........................................   2,200,000               4,499,093
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG -- "H" SHARES (CONTINUED)
  UTILITIES -- (3.9%)
     Anhui Expressway Co., Ltd. ............................  11,998,000            $  2,338,267
     Zhejiang Expressway Co., Ltd. .........................  10,724,000               3,471,840
                                                                                    ------------
                                                                                       5,810,107
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost $13,765,627)               11.4%     17,038,720
                                                                                    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost $59,079,791)
                                                                            40.5%     60,830,380
                                                                                    ------------
SINGAPORE
  CONSUMER STAPLES -- (2.0%)
     Want Want Holdings, Ltd. ..............................   4,800,000               3,000,000
                                                                                    ------------
  FOODS -- (1.7%)
     People's Food Holdings, Ltd. ..........................   4,400,000               2,490,308
                                                                                    ------------
          TOTAL SINGAPORE -- (Cost $6,152,041)                               3.7%      5,490,308
                                                                                    ------------
TAIWAN
  CONSUMER DISCRETIONARY -- (5.5%)
     Merry Electronics Co., Ltd. ...........................   1,651,400               1,808,450
     Synnex Technologies International, Corp. ..............   2,892,400               4,667,850
     Tainan Enterprises Co., Ltd. ..........................   1,546,000               1,799,954
                                                                                    ------------
                                                                                       8,276,254
                                                                                    ------------
  CONSUMER STAPLES -- (1.0%)
     Lian Hwa Foods, Corp. .................................   3,259,000               1,465,141
                                                                                    ------------
  FINANCIALS -- (10.5%)
     Polaris Securities Co., Ltd. ..........................   9,240,164               3,594,877
     Sinopac Holdings Co....................................   9,746,754               4,086,895
     Taipei Bank............................................   9,520,016               8,203,126
                                                                                    ------------
                                                                                      15,884,898
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
  INDUSTRIALS -- (6.4%)
     Cheng Shin Rubber Industry Co., Ltd. ..................   3,180,000            $  3,858,156
     Choice Lithograph, Inc. ...............................   4,512,110               1,209,297
     Kaulin Manufacturing Co., Ltd. ........................   1,600,000               1,604,611
     Tong Yang Industry Co., Ltd............................   3,620,300               2,931,713
                                                                                    ------------
                                                                                       9,603,777
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (5.5%)
     Ability Enterprise Co., Ltd. ..........................   3,642,000               2,949,285
     Advantech Co., Ltd. ...................................   1,150,920               2,189,070
     Phoenixtec Power Co., Ltd. ............................   4,569,000               3,094,279
                                                                                    ------------
                                                                                       8,232,634
                                                                                    ------------
  MATERIALS -- (2.5%)
     Ho Tung Chemical, Corp.................................   8,660,904               3,743,907
                                                                                    ------------
  TELECOMMUNICATIONS -- (2.0%)
     Chunghwa Telecom Co., Ltd..............................   2,146,000               2,999,452
                                                                                    ------------
  TRANSPORTATION -- (0.8%)
     Eva Airways Corp.......................................   2,850,000               1,256,628
                                                                                    ------------
  METAL & MINING -- (1.1%)
     China Metal Products Co., Ltd. ........................   2,000,000               1,648,415
                                                                                    ------------
          TOTAL TAIWAN -- (Cost $42,787,091)                                35.3%     53,111,106
                                                                                    ------------
UNITED STATES -- "N" SHARES
  INFORMATION TECHNOLOGY -- (6.6%)
     Chinadotcom, Corp.*....................................   1,473,654               3,535,296
     SINA.com*..............................................     574,900               1,615,469
     Sohu.com Inc.*.........................................   1,520,386               4,805,028
                                                                                    ------------
          TOTAL UNITED STATES -- "N" SHARES --
            (Cost $8,608,553)                                                6.6%      9,955,793
                                                                                    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $123,414,881)                                89.9%    135,112,751
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
DIRECT INVESTMENTS
  FINANCIALS -- (2.0%)
     Captive Finance, Ltd.(acquired 5/24/02)(1)*+...........   2,000,000            $  3,045,000
                                                                                    ------------
  REAL ESTATE -- (2.2%)
     Kowloon Development Co., Ltd. (acquired 3/1/02)(1).....   6,520,000               2,967,683
     New World Sun City, Ltd. (acquired 12/12/92)(1)+.......          83                 299,908
                                                                                    ------------
                                                                                       3,267,591
                                                                                    ------------
  SANITARY WARE -- (2.1%)
     A-S China Plumbing Products, Ltd. (acquired
       4/14/94)(1)*.........................................         450               3,200,000
                                                                                    ------------

                                                              PRINCIPAL
                                                              ---------
  MANUFACTURING, DISTRIBUTION AND RETAIL -- (1.3%)
     Moulin International Holding, Ltd., convertible bond at
       5.0% (acquired 8/17/99)(1)...........................  $2,000,000               2,003,922
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $12,519,998)                     7.6%     11,516,513
                                                                           -----    ------------
TOTAL INVESTMENTS -- (Cost $135,934,879) (Note E)                           97.5%    146,629,264
                                                                           -----    ------------
OTHER ASSETS AND LIABILITIES                                                 2.5%      3,690,121
                                                                           -----    ------------
NET ASSETS                                                                 100.0%   $150,319,385
                                                                           =====    ============

Notes to Schedule of Investments

  * Denotes non-income producing security

  + Affiliated issuer (Note G)

(1) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A and B to the Financial Statements.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in listed investments, at value (cost
     $123,414,881) (Note A).................................  $135,112,751
  Investments in direct investments, at value (cost
     $12,519,998) (Notes A and B)...........................    11,516,513
  Cash......................................................       276,806
  Foreign currency, at value (cost $3,249,388)..............     3,252,744
  Receivable for investments sold...........................     1,402,877
  Dividends and interest receivable.........................       426,003
  Other assets..............................................       100,418
                                                              ------------
TOTAL ASSETS................................................   152,088,112
                                                              ------------
LIABILITIES
  Payable for investments purchased.........................     1,425,377
  Investment management fee payable (Note C)................       117,422
  Administration, custodian and transfer agent fees
     payable................................................        69,962
  Accrued expenses and other liabilities....................       155,966
                                                              ------------
TOTAL LIABILITIES...........................................     1,768,727
                                                              ------------
TOTAL NET ASSETS............................................  $150,319,385
                                                              ============
COMPOSITION OF NET ASSETS:
  Common stock, at par value (Note D).......................  $    100,732
  Capital paid in excess of par (Note D)....................   139,058,478
  Accumulated undistributed net investment income...........       644,376
  Accumulated net realized gains (losses) on investments and
     foreign currency transactions..........................      (182,243)
  Net unrealized appreciation on investments and foreign
     currency transactions..................................    10,698,042
                                                              ------------
TOTAL NET ASSETS............................................  $150,319,385
                                                              ============
NET ASSETS VALUE PER SHARE
  ($150,319,385 /10,073,173 shares of common stock
     outstanding)...........................................        $14.92
                                                                    ------
                                                                    ------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income -- listed investments (net of foreign tax
     withholding $374,094)..................................  $ 4,058,083
  Dividend income -- direct investments.....................       17,674
  Interest income -- direct investments (net of foreign tax
     withholding $622)......................................      147,328
                                                              -----------
     TOTAL INVESTMENT INCOME................................    4,223,085
                                                              -----------
EXPENSES
  Investment management fees (Note C).......................    1,322,490
  Custodian fees............................................      475,292
  Directors' fees and expenses (Note C).....................      341,157
  Administration fees.......................................      259,815
  Legal fees................................................      216,932
  Stock dividend tax expense (Note A).......................      188,734
  Insurance.................................................       86,716
  Printing and postage......................................       59,571
  Audit and tax service fees................................       56,749
  Miscellaneous expenses....................................       38,356
  Transfer agent fees.......................................       24,131
  Shareholder services fees.................................       20,979
                                                              -----------
     TOTAL EXPENSES.........................................    3,090,922
                                                              -----------
NET INVESTMENT INCOME.......................................    1,132,163
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
  Net realized gain on listed investment transactions.......    1,073,056
  Net realized loss on direct investment transactions.......   (8,010,544)
  Net realized loss on foreign currency transactions........     (487,786)
                                                              -----------
                                                               (7,425,274)
                                                              -----------
  Net change in unrealized appreciation on listed
     investments and foreign currency transactions..........   18,021,762
  Net change in unrealized depreciation on direct
     investments............................................    7,009,330
                                                              -----------
                                                               25,031,092
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................   17,605,818
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $18,737,981
                                                              ===========

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2002    OCTOBER 31, 2001
                                                              ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income.....................................    $  1,132,163        $  1,409,470
  Net realized gain/(loss) on investments and foreign
     currency transactions..................................      (7,425,274)          5,115,719
  Net change in unrealized appreciation on investments and
     foreign currency transactions..........................      25,031,092           1,766,976
                                                                ------------        ------------
  Net increase in net assets from operations................      18,737,981           8,292,165
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (1,330,135)                 --
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........      (1,330,135)                 --
                                                                ------------        ------------
NET INCREASE IN NET ASSETS..................................      17,407,846           8,292,165
                                                                ------------        ------------
NET ASSETS:
Beginning of year...........................................     132,911,539         124,619,374
                                                                ------------        ------------
End of year, including undistributed net investment income
  of $644,376 and $1,330,135, respectively..................    $150,319,385        $132,911,539
                                                                ============        ============

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE YEARS INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                2002        2001        2000        1999        1998
                                              --------    --------    --------    --------    --------
PER SHARE DATA(1)
Net asset value, beginning of year..........  $  13.19    $  12.37    $  12.74    $  10.84    $  16.97
Net investment income (loss)................      0.11        0.14       (0.03)       0.12        0.08(2)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..............................      1.75        0.68       (0.23)       1.86       (5.71)
                                              --------    --------    --------    --------    --------
Total income (loss) from investment
  operations................................      1.86        0.82       (0.26)       1.98       (5.63)
                                              --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income......     (0.13)       0.00       (0.11)      (0.08)       0.00
  Distributions from net realized capital
    gains...................................      0.00        0.00        0.00        0.00       (0.50)
                                              --------    --------    --------    --------    --------
Total distributions.........................     (0.13)       0.00       (0.11)      (0.08)      (0.50)
                                              --------    --------    --------    --------    --------
Net asset value, end of year................  $  14.92    $  13.19    $  12.37    $  12.74    $  10.84
                                              ========    ========    ========    ========    ========
Per share market value, end of year.........  $  12.61    $  10.74    $   8.94    $   9.94    $   8.75
                                              ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  VALUE)....................................     18.63%      20.13%      (9.14)%     14.65%     (31.98)%
                                              ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's).............  $150,319    $132,912    $124,619    $128,303    $116,891
Ratio of expenses to average net assets.....      1.97%       2.39%       2.12%       2.28%       2.22%(2)
Ratio of expense to average net assets,
  excluding stock dividend tax expense......      1.85%       2.31%       2.12%       2.28%       2.22%
Ratio of net investment income (loss) to
  average net assets........................      0.72%       1.09%      (0.21)%      0.95%       0.68%
Portfolio turnover rate.....................        68%        115%        108%         75%         24%

(1) Based on average shares outstanding during the period.
(2) The ratios of expenses to average net assets and the net investment income
    (loss) per share is after the waiver of a portion of the fee by HSBC Management. Had HSBC Management not waived these fees, the ratio of expenses to average net assets and the net investment income per share would have been as follows: For the year ended October 31, 1998, 2.33% and $0.07, respectively.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October 31, 2002 relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments not traded on an exchange are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTIONS CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the underlying security for a written put option, or the cost of the underlying security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted using the yield-to-maturity method for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

The Fund paid $1,330,135 from Ordinary Income during the year ended October 31, 2002. As of October 31, 2002 the components of distributable earnings on a tax basis were $2,152,414 for Undistributed Ordinary Income, $6,910 for Undistributed Long-Term Capital Gain, $8,997,192 for Unrealized Appreciation and $0 for accumulated capital and other losses.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At October 31, 2002, Direct Investments amounting to $8,548,830 (5.7% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note
A -- Security

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Effective June 30, 2001, Martin Currie Inc. assumed its role as manager of the Fund's listed assets (the "Listed Assets") and is paid a fee, computed weekly and payable monthly, at the following annual rates: 1.00% of the first US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.90% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.70% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$75 million. Prior to June 30, 2001, HSBC Management served as the Investment Manager for the Fund's Listed Assets and was paid an annual fee at the rate of 1.10% of the Fund's average weekly net assets.

On June 15, 2001, the Fund's stockholders approved from Asian Direct Capital Management ("ADCM") as the new investment manager for the Fund's assets allocated to direct investments. For the period from June 15, 2001 to June 30, 2001, ADCM received a fee for its services under the New Direct Investment Management Agreement, computed weekly and payable monthly at an annual rate equal to 1.10% of the average weekly value of the assets of the Fund invested in direct investments. Effective June 30, 2001, ADCM receives a fee, computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in direct investments. Prior to June 15, 2001, HSBC Private Equity served as the manager of the Fund's assets allocated to direct investments. HSBC Private Equity was paid a fee by HSBC Management out of its fee.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $27,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE D -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2002, the Fund did not participate in this program.

NOTE E -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2002, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $105,879,924 and $102,718,076, respectively. At October 31, 2002, the cost of investments for federal income tax purposes was $137,632,072. Gross unrealized appreciation of investments was $26,418,018, while gross unrealized depreciation of investments was $17,420,826, resulting in net unrealized appreciation of investments of $8,997,192.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE G -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                              DIVIDENDS     INTEREST
                                                                                             INCLUDED IN   INCLUDED IN
                                                                                              DIVIDEND      INTEREST
                         BALANCE OF      GROSS                   BALANCE OF                    INCOME-       INCOME-
                         SHARES HELD   PURCHASES      GROSS      SHARES HELD    VALUE ON        NON-          NON-
                         OCTOBER 31,      AND       SALES AND    OCTOBER 31,   OCTOBER 31,   CONTROLLED    CONTROLLED     PRINCIPAL
NAME OF ISSUER              2001       ADDITIONS    REDUCTIONS      2002          2002       AFFILIATES    AFFILIATES     PAYMENTS
--------------           -----------   ----------   ----------   -----------   -----------   -----------   -----------   -----------
Captive Finance,
  Ltd. ................          --     2,000,000       --        2,000,000    $3,045,000        $--         $    --       $    --
LifeTec Group, Ltd. ...  59,846,000    19,862,000                79,708,000     1,573,853         --              --
New World Sun City,
  Ltd. ................          83            --       --               83       299,908         --          21,929       309,709

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE H -- BENEFICIAL INTEREST

As of October 31, 2002, the Fund had 2 investor shareholders owning beneficially or of record 24.92% shares of the Fund.

THE CHINA FUND, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Stockholders and Board of Directors
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc., including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       KPMG LLP

Boston Massachusetts
December 4, 2002

THE CHINA FUND, INC.
OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRIVACY POLICY

--------------------------------------------------------------------------------

                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who needs to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

THE CHINA FUND, INC.
DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The following table sets forth information concerning directors and officers of the Fund.

                                                         PRINCIPAL OCCUPATION OR EMPLOYMENT DURING
NAME (AGE) AND                        PRESENT OFFICE       PAST FIVE YEARS AND DIRECTORSHIPS IN      DIRECTOR
ADDRESS OF DIRECTOR                   WITH THE FUND               PUBLICLY HELD COMPANIES             SINCE
-------------------                 ------------------   -----------------------------------------   --------
Alan Tremain (67)                   Chairman of the      Chairman of the Board of the Fund;            1992
380 South Country Road              Board and Director     Chairman, Hotels of Distinction
Suite 200                                                  Ventures, Inc. (1989-present);
Palm Beach, Florida 33480                                  Chairman, Hotels of Distinction
                                                           (International), Inc. (1974-present).
Kathleen Cuocolo (51)(1)            President and        Executive Vice President, State Street        2001
225 Franklin Street                 Director               Bank and Trust Company (1982- present);
Boston, MA 02111                                           Chairman of the Board of Directors for
                                                           Select Sector SPDRs Series Trust and
                                                           Treasurer of the streetTRACKS Series
                                                           Trust.
Sir Alan Donald (71)                Director             British Ambassador to the People's            1992
Applebys                                                   Republic of China (1988-1991);
Chiddingstone Causeway                                     Director, HSBC China Fund Limited;
Kent, TN11 8JH                                             Director, Fleming Asian Investment
United Kingdom                                             Trust (1997-2001); Director, Fleming
                                                           Far Eastern Investment Trust (1991-
                                                           1997); Adviser, Rolls Royce plc. (1991-
                                                           2000).
Michael F. Holland (58)             Director             Chairman, Holland & Company L.L.C.            1992
375 Park Avenue                                            (1995-present); Director, The Holland
New York, New York 10152                                   Balanced Fund, Inc., State Street
                                                           Master Funds and State Street
                                                           Institutional Investment Trust.
Burton Levin (72)                   Director             Visiting Professor Carleton College           1992
18 Page Farm Road                                          (1995- present); Co-Chairman, Hopkins-
Sherborn, MA 01770                                         Nanjing Center (1999-present);
                                                           Director, Noble Ltd. (1997-present);
                                                           U.S. Ambassador to Burma (1987-1990).
James J. Lightburn (59)             Director             Attorney, member of Hughes Hubbard & Reed     1992
47, Avenue Georges Mandel                                  (1993-present).
Paris, France 75116

THE CHINA FUND, INC.
DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         PRINCIPAL OCCUPATION OR EMPLOYMENT DURING
NAME (AGE) AND                        PRESENT OFFICE       PAST FIVE YEARS AND DIRECTORSHIPS IN      DIRECTOR
ADDRESS OF DIRECTOR                   WITH THE FUND               PUBLICLY HELD COMPANIES             SINCE
-------------------                 ------------------   -----------------------------------------   --------
Joe O. Rogers (54)                  Director             The Rogers Team LLC, organizing member        1992
2247 Foxwood Drive                                         (July 2001-present); Executive Vice
Chapel Hill, NC 27514                                      President of Business Development,
                                                           PlanetPortal.com, Inc. (Sept. 1999-May
                                                           2001); President, Rogers International,
                                                           Inc. (1986-1998); Vice President of
                                                           Business Development, Thomson
                                                           Consulting (1998-May 1999); Director,
                                                           The Taiwan Fund, Inc. (1986-present).

Nigel S. Tulloch (56)               Director             Chief Executive, HSBC Asset Management        1992
7, Circe Circle                                            Bahamas Limited (1986- 1992); Director,
Dalkeith                                                   The HSBC China Fund Limited.
WA6009
Australia

Ann M. Casey (36)                   Treasurer            Vice President, State Street Bank and
225 Franklin Street                                        Trust Company.
Boston, MA 02111

Mary Moran Zeven (41)               Secretary            Senior Vice President and Senior Counsel,
225 Franklin Street                                        State Street Bank and Trust Company.
Boston, MA 02111

Julie A. Tedesco (45)               Assistant            Vice President & Counsel, State Street
225 Franklin Street                 Secretary              Bank and Trust Company.
Boston, MA 02111

Leonard B. Mackey, Jr. (51)         Assistant            Partner, Clifford Chance Rogers & Wells
200 Park Avenue                     Secretary              LLP.
New York, New York
10166-0153

(1) Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Ms. Cuocolo is deemed to be an interested person because of her affiliation with State Street Bank and Trust Company, the parent company of Asian Direct Capital Management, the Fund's direct investment manager. State Street Bank and Trust Company is the Fund's administrator.

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
225 Franklin Street
Boston, MA 02111
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
Alan Tremain, O.B.E., Director and Chairman of the Board
Kathleen C. Cuocolo, Director and President
Sir Alan Donald KCMG, Director
Michael F. Holland, Director
Burton Levin, Director
James J. Lightburn, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Ann M. Casey, Treasurer
Mary Moran Zeven, Secretary
Julie A. Tedesco, Assistant Secretary
Leonard B. Mackey, Jr., Assistant Secretary

INVESTMENT MANAGER
Martin Currie Inc.

DIRECT INVESTMENT MANAGER
Asian Direct Capital Management

SHAREHOLDER SERVICING AGENT
Georgeson Shareholder

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG LLP

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP